Exhibit 10.1

MUTUAL SETTLEMENT AND RELEASE AGREEMENT

This MUTUAL SETTLEMENT AND RELEASE AGREEMENT (“Agreement”) is made and entered into on 23rd day of December, 2013, but effective as of the “Effective Time” as provided herein among Range Kentucky Holdings LLC, a Wyoming limited liability company (“Range Kentucky”) and Alamo Energy Corp., a Nevada corporation (“Alamo”).
WITNESSETH:
WHEREAS, Range Kentucky and Alamo are parties to that certain Membership Interest Purchase and Sale Agreement dated April 12, 2011 (the “Sale Agreement”), whereby Range Kentucky agreed, among other things, to sell to Alamo the membership interests in three companies: (i) KYTX Oil and Gas, LLC, a Kentucky limited liability company (“KYTX O&G”); (ii) KYTX Pipeline, LLC, a Kentucky limited liability company (“KYTX Pipeline”); and (iii) KYTX Drilling Company, LLC, a Kentucky limited liability company (“KYTX Drilling”; and together with KYTX O&G and KYTX Pipeline, the “KYTX Entities”);
WHEREAS, in connection with the Sale Agreement, Range Kentucky and Alamo entered into that certain Development Agreement whereby Alamo agreed to develop current and future assets of the KYTX Entities and to develop other oil, gas and pipeline properties acquired by Alamo (the “Development Agreement”);
WHEREAS, also in connection with the Sale Agreement, Range Kentucky and Alamo entered into that certain Additional Shares Agreement whereby Alamo granted Range Kentucky the right to acquire additional shares of Alamo’s common stock under certain terms and conditions and upon the occurrence of certain events, all as set forth therein (the “Additional Shares Agreement”);
WHEREAS, unrelated to the Sale Agreement and pursuant to two separate financing agreements, Eurasian Capital Partners Limited (“Eurasian”), loaned Alamo funds totaling TWO MILLION, EIGHT HUNDRED AND SIXTY THOUSAND DOLLARS ($2,860,000.00) which loans by Eurasian are evidenced by certain Promissory Notes, which are referenced on Exhibit A, attached hereto and hereby incorporated herein in full (the “Notes”);
WHERAS, Eurasian and Alamo entered into that certain Second Amended and Restated Security Agreement dated, April 12, 2011, (the “Security Agreement”) pursuant to which Alamo granted a security interest in, among other things, the membership interests in the KYTX Entities;
WHEREAS, through mense assignments, Range Kentucky was assigned the Notes and the Security Agreement by the Assignment Agreement by and between Proven Pioneer Limited and Range Kentucky dated December 4, 2013 (the “Note Assignment Agreement”), and Range Kentucky has the right to be paid pursuant to the Notes;
WHEREAS, Alamo has not made any payments of principal or interest under the Notes and such failure has resulted in a default under the Notes;
WHEREAS, certain disputes have arisen regarding the Sale Agreement, the Development Agreement, the Notes and the Security Agreement, including regarding aspects of the performance and payments to be made thereunder;
WHEREAS, on or about December 16, 2013, Range Kentucky initiated an action styled:  Range Kentucky Holdings LLC v. Alamo Energy Corp., Fayette Circuit Court, Civil Action No. 13-CI-5090, Division 4 (the “Litigation”) in which Range Kentucky has asserted certain claims against Alamo, all as set forth in the pleadings filed in connection with the Litigation;
WHEREAS, the Parties have agreed to settle, release and discharge all their claims and disputes as set forth herein.
NOW, THEREFORE, for and in consideration of the premises, payments, terms and mutual releases, covenants, and conditions contained herein and in the exhibits hereto, and other good and valuable consideration, the receipt and sufficiency of all of which is expressly acknowledged, the Parties agree as follows:

1. Settlement Payment.  On or before January 2, 2014 Range Kentucky shall:

A.	Pay to Alamo, in immediately available funds, the sum of SEVENTY THOUSAND U. S. DOLLARS ($70,000.00) (the “Cash Settlement Payment”); and

B.	Transfer 6,889,353 shares of common stock in Alamo (TIK: ALME.OB) to Alamo (the “Transferred Shares”).

2. Transfer of Membership Interests In the KYTX Entities.  Effective as of the Effective Time, Alamo will execute and deliver the Membership Interest Assignments and Bills of Sale attached hereto as Exhibit B, Exhibit C and Exhibit D, respectively (the “KYTX Assignments”) pursuant to which Alamo will transfer to Range Kentucky all of Alamo’s membership interest in each of the KYTX Entities, and at that time Alamo will cease to be a member or the manager of the KYTX Entities.

3. Termination of Certain Agreements  Effective as of the Effective Time, the Parties shall execute and deliver the Termination of Additional Shares Agreement attached hereto as Exhibit E; and the Termination of Development Agreement attached hereto as Exhibit F, pursuant to which the parties shall terminate the Additional Shares Agreement and the Development Agreement.

4. Termination and Release of Notes.  In connection with the execution and delivery of this Mutual Release and Settlement Agreement and effective as of the Effective Time, the Notes shall be terminated and Range Kentucky hereby fully and forever releases effective as of the Effective Time Alamo from any obligations under the Notes, including, without limitation, the payment of principal and interest, whether such obligations are presently due and owing or would be due and owing in the future.

5. Agreed Order of Dismissal.  Simultaneously with the execution of this Agreement, Alamo will execute and deliver to Range Kentucky on or before January 2, 2014 the Agreed Order of Dismissal which is attached as Exhibit G.  The Agreed Order will dismiss with prejudice all claims which were made, or which could have been made, in the Litigation.  Range Kentucky is authorized to tender the Agreed Order to the Fayette Circuit Court on or after the Effective Time.  The Parties agree that, notwithstanding said dismissal, this Agreement and all Related Agreements (once effective), and the provisions and terms thereof, will be incorporated by reference into the record of the Litigation, and the Court in the Litigation will retain jurisdiction for the purpose of enforcing this Agreement and the Related Agreements.

6. Related Agreements.  The documents attached hereto as Exhibits B through G are referred to collectively as the “Related Agreements” and each is incorporated herein by reference.

7. Alamo Representations.  Alamo represents that:

A.	It is the holder of 100% of the issued and outstanding membership interests in each of the KYTX Entities with full authority to transfer such membership interests to Range Kentucky.

B.
It is not aware of any liens or encumbrances that have been imposed on its membership interests in the KYTX Entities or on the assets of KYTX Entities, other than those contained in the Operating Agreement of KYTX Entities and the Notes and Security Agreement.

8. Mutual Releases.  Effective at the Effective Time but not otherwise, the Parties agree as follows:

A. Range Kentucky Release.  Except as expressly provided below, Range Kentucky and its parent, subsidiaries, and affiliated entities and their respective officers, members and directors (individually and on behalf of any heirs, executors, administrators, and successors and assigns, as applicable) (collectively, the “Range Kentucky Releasing Parties”) do fully, finally, unconditionally, irrevocably and forever release, acquit, completely discharge and hold harmless Alamo and its current and former members, shareholders, agents, employees, insurers, attorneys, officers, directors, board members, representatives, consultants, advisors, parents, affiliates, subsidiaries, contractors, associates, personal representatives, heirs, executors, administrators, successors and assigns (collectively, the “Alamo Released Parties”)  from and against any and all manner of actions, causes of action, claims, demands, warranties, covenants, contracts, agreements, promises, controversies, damages, variances, judgments, executions, costs, losses, claims for court costs and attorneys’ fees, liabilities and obligations of any kind or nature whatsoever, and rights, matured or unmatured, liquidated or unliquidated, whether accrued or yet to accrue, known or unknown, asserted or unasserted, contingent or absolute, suspected or unsuspected, direct or derivative, in law, in equity or otherwise, that it has, or may have, for, on, or by reason of any matter, cause or things whatsoever from the beginning of the world to this day, against the Alamo Released Parties, including without limitation those arising from, in connection with, or related to the Litigation, the subject matter of the Litigation, the Sale Agreement, the Notes (including the payment of principal and interest thereon), the Security Agreement, the Additional Shares Agreement or the Development Agreement and any other event, origin or agreement occurring or entered into prior to the execution of this Agreement (“Claims”), other than any obligations under this Agreement and the Related Agreements.

B. Alamo Release.  Except as expressly provided below, Alamo for itself and as the manager and sole member of KYTX Entities for each of the KYTX Entities, and their respective subsidiaries, affiliates, officers, members, and directors, (individually and on behalf of any heirs, executors, administrators, and successors and assigns, as applicable) (collectively, the “Alamo Releasing Parties”) do fully, finally, unconditionally, irrevocably and forever release, acquit, completely discharge and hold harmless Range Kentucky and the current and former members, shareholders, agents, employees, insurers, attorneys, officers, directors, board members, representatives, consultants, advisors, parents, affiliates, subsidiaries, contractors, associates, personal representatives, heirs, executors, trustees, beneficiaries, administrators, successors and assigns (collectively, the “Range Kentucky Released Parties”)  from and against any and all Claims (including without limitation, any obligation arising from the Sale Agreement, the Development Agreement, the Additional Shares Agreement, the Notes or the Security Agreement, other than this Agreement, the Related Agreements.

9. Non-Admission of Liability.  This Agreement is entered into in order to compromise and settle disputed claims.  None of this Agreement, its terms, or its performance will constitute or be construed as an admission of infringement, guilt or liability by anyone, at any time, for any purpose.  The payments, assignments or transfers made by any of the Parties pursuant to this Agreement are not, and will not be construed to be, an acknowledgement or proof of any liability on the part of any of the Parties.

10. Effective Time.  The “Effective Time” will be the later of: (i) the execution and delivery by both Range Kentucky and Alamo of all of the Related Agreements, and (ii) January 2, 2014.

11. Binding Effect.  In executing this Agreement, the Parties state and represent that they understand that the terms and recitals set forth in this Agreement are contractual.  They further acknowledge, understand, and agree that this Agreement and the Related Agreements, each in accordance with its terms, when effective will bind each of them and each of their principals, members, officers, directors, shareholders, representatives, partners, attorneys, insurers, agents, representatives, servants, employees, affiliates, subsidiaries, predecessors, successors, assigns, or any other person or entity claiming by or through them or any of them, and shall inure to their benefit.

12. Authorization.  Each person signing this Agreement and each of the Related Agreements hereby covenants and warrants to the other Parties that he or she is fully authorized to sign the Agreement on behalf of the party or parties he or she is signing for and is fully authorized to bind such party to all of the terms of this Agreement and to the Related Agreements.

13. Attorney Fees and Costs.  Each Party will bear its own attorney fees and costs.

14. Reasonable Settlement.  Each Party represents that it has relied upon the advice of its own attorneys or tax advisor(s) concerning any legal, tax, or other consequences of this Agreement, that the terms of this Agreement and the Related Agreements have been completely read and explained to them by their attorneys or tax advisors, and that they fully understand and voluntarily accept those terms. The Parties agree that the terms of this Agreement and the Related Agreements are reasonable and adequate, and represent a good faith compromise of all claims that were or could have been asserted between the parties hereto as of the date of this Agreement.

15. Amendments and Waiver.  No term or provision of this Agreement may be amended or waived except by a formal written instrument signed (and not by an email or series of emails) by the Party against whom such waiver is sought.  Any Party’s failure to insist at any time upon strict compliance with this Agreement or with any of the terms of the Agreement or any continued course of such conduct on its part will not constitute or be considered a waiver by such Party of any of its rights or privileges.  A waiver or consent, express or implied, of or to any breach or default by any Party in the performance by that Party of its obligations with respect to the Agreement is not a waiver or consent of or to any other breach or default in the performance by that Party of the same or any other obligations of that Party.

16. Severability.  All provisions of this Agreement are severable, and the unenforceability or invalidity of any of the provisions of this Agreement in any jurisdiction will not affect the validity or enforceability of this Agreement in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.  Should any part of this Agreement be held unenforceable in any jurisdiction, the unenforceable portion or portions will be removed in such jurisdiction (and no more), without affecting enforceability elsewhere, and the remaining portions of this Agreement will be enforced in each such jurisdiction as fully as possible (removing the minimum amount possible).

17. Counterparts. This Agreement and the Related Agreements may be executed simultaneously in any number of counterparts, each of which will be deemed an original, and all of which, when taken together, constitute one and the same document. The signature of any party to any counterpart will be deemed a signature to, and may be appended to, any other counterpart.

18. Independent Counsel.  The Parties recognize that important legal rights are affected by this Agreement.  This Agreement will be construed as though no Party is the drafter hereof, and each Party has had the opportunity to have its counsel review this Agreement.

19. Successors and Assigns.  This Agreement will inure to the benefit of the respective successors and assigns of the Parties and the obligations and liabilities assumed in this Agreement by the Parties will be binding upon their respective successors and assignees.  No Party can assign this Agreement or any of its obligations absent the express written consent of the other Parties.

20. Governing Law.  This Agreement and all of the Related Agreements will be governed by the substantive laws of the Commonwealth of Kentucky and any disputes regarding this Agreement or any Related Agreement will be resolved in the Litigation.

21. Further Assurances.  Each Party, without further consideration, agrees to execute and deliver such other documents and to take such other actions as may be necessary, convenient, or desirable in the reasonable opinion of the other Party to effect the provisions of this Agreement.

22. Time is of the Essence.  Time is of the essence in the performance of the Parties’ obligations hereunder.

23. Entire Agreement.  This Agreement, together with the Related Agreements, sets forth the entire agreement between and among the Parties with respect to the subject matter hereof, and they supersede any and all prior negotiations, agreements or understandings, both written and oral, between the parties hereto pertaining to the subject matter hereof.  This Agreement may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no unwritten or oral agreements between the Parties.

[End of Text. Signatures on Following Page]

WHEREFORE, the parties hereto have caused this Agreement to be executed as indicated for each signature and to be effective as provided herein.

RANGE KENTUCKY HOLDINGS LLC

By its Manager: Range Exploration Partners LLC

By:
Frode Aschim
Its: Manager

ALAMO ENERGY CORP.

By:
Allan Millmaker
Its: Chief Executive Officer

Exhibit A

Promissory Notes

Date of the Note	Amount of the Note (US$)
November 18, 2009	$334,905
February 5, 2010	$80,000
March 4, 2010	$300,000
March 25, 2010	$100,000
April 15, 2010	$250,000
July 22, 2010	$175,000
August 12, 2010	$25,000
August 18, 2010	$150,000
September 7, 2010	$70,000
September 24, 2010	$40,000
December 2, 2010	$25,000
December 15, 2010	$75,000
February 8, 2011	$100,000
March 1, 2011	$160,000
April 12, 2011	$115,095
April 12, 2011 (as revised on June 8, 2011)	$410,000
May 24, 2011	$50,000
June 21, 2011	$400,000

Exhibit B

Assignment and Bill of Sale of Membership Interests

(KYTX Oil and Gas, LLC)

THIS ASSIGNMENT AND BILL OF SALE OF MEMBERSHIP INTERESTS (“Assignment”) dated December 23, 2013 and effective as of the Effective Time (as defined below), is made by and between ALAMO ENERGY CORPORATION, a Nevada corporation (“Assignor”) and RANGE KENTUCKY HOLDINGS LLC, a Wyoming limited liability company (“Assignee”).
WHEREAS, Assignor and Assignee, are parties to that Mutual Settlement and Release Agreement dated December 23, 2013 (the “Settlement Agreement”) whereby Assignor has agreed, among other things, to assign to Assignee all of its Membership Interest (the “Interests”) in KYTX Oil and Gas, LLC, a Kentucky limited liability company (the “Company”) on the terms and conditions contained therein;
WHEREAS, the Interests are not certificated; and
WHEREAS, Assignor desires to transfer the Interests to Assignee, and Assignee desires to accept such assignment as set forth herein.
NOW THEREFORE, for and in consideration of the covenants and agreements set forth in the Settlement Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be mutually bound, the parties hereby agree as follows:

1. Recitals.  The foregoing recitals are a true and substantive part of this Assignment.
2. Assignment of Interests. Effective as of Effective Time, Assignor assigns and transfers to Assignee, and Assignee accepts and acknowledges receipt of the Interests.
3. Representations and Warranties.  This Assignment and the transfer effectuated hereby are subject to the terms and conditions of the Settlement Agreement, and the Interests are assigned to Assignee AS-IS WHERE-IS without warranty, express or implied, statutory or otherwise, except that Assignor represents and warrants that:

A.	Assignor is the lawful owner of the Interests;
B.	Assignor has good right and authority to assign the Interests to Assignee;
C.	There are no liens or encumbrances on the Interests (except as provided in the Company’s Operating Agreement);
D.	Assignor has not assigned any part of its membership interests in the Company to any person or entity.

4. Effective Time.  The “Effective Time” referenced herein is the same Effective Time defined in the Settlement Agreement.
5. Resignation as Member and Manager of the Company and Release.  At the Effective Time, Assignor shall cease to be a member of the Company, and at that time it will automatically be deemed to have resigned as the Manager of the Company.
6. Governing Law.  This Assignment shall be governed and construed in accordance with the laws of the Commonwealth of Kentucky without giving effect to its principles concerning conflicts of law.
7. Counterparts.  This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

[End of Text. Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment effective as of the Effective Time.

ASSIGNOR:

RANGE KENTUCKY HOLDINGS LLC

By its Manager: Range Exploration Partners LLC

By:
Frode Aschim
Its: Manager

ALAMO ENERGY CORP.

By:
Allan Millmaker
Its: Chief Executive Officer

Exhibit C

Assignment and Bill of Sale of Membership Interests

(KYTX Pipeline, LLC)

THIS ASSIGNMENT AND BILL OF SALE OF MEMBERSHIP INTERESTS (“Assignment”) dated December 23, 2013 and effective as of the Effective Time (as defined below), is made by and between ALAMO ENERGY CORPORATION, a Nevada corporation (“Assignor”) and RANGE KENTUCKY HOLDINGS LLC, a Wyoming limited liability company (“Assignee”).

WHEREAS, Assignor and Assignee, are parties to that Mutual Settlement and Release Agreement dated December 23, 2013 (the “Settlement Agreement”) whereby Assignor has agreed, among other things, to assign to Assignee all of its Membership Interest (the “Interests”) in KYTX Pipeline, LLC, a Kentucky limited liability company (the “Company”) on the terms and conditions contained therein;

WHEREAS, the Interests are not certificated; and

WHEREAS, Assignor desires to transfer the Interests to Assignee, and Assignee desires to accept such assignment as set forth herein.

NOW THEREFORE, for and in consideration of the covenants and agreements set forth in the Settlement Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be mutually bound, the parties hereby agree as follows:

1. Recitals.  The foregoing recitals are a true and substantive part of this Assignment.

2. Assignment of Interests. Effective as of Effective Time, Assignor assigns and transfers to Assignee, and Assignee accepts and acknowledges receipt of the Interests.

3. Representations and Warranties.  This Assignment and the transfer effectuated hereby are subject to the terms and conditions of the Settlement Agreement, and the Interests are assigned to Assignee AS-IS WHERE-IS without warranty, express or implied, statutory or otherwise, except that Assignor represents and warrants that:

A.	Assignor is the lawful owner of the Interests;
B.	Assignor has good right and authority to assign the Interests to Assignee;
C.	There are no liens or encumbrances on the Interests (except as provided in the Company’s Operating Agreement);
D.	Assignor has not assigned any part of its membership interests in the Company to any person or entity.

4. Effective Time.  The “Effective Time” referenced herein is the same Effective Time defined in the Settlement Agreement.

5. Resignation as Member and Manager of the Company and Release.  At the Effective Time, Assignor shall cease to be a member of the Company, and at that time it will automatically be deemed to have resigned as the Manager of the Company.

6. Governing Law.  This Assignment shall be governed and construed in accordance with the laws of the Commonwealth of Kentucky without giving effect to its principles concerning conflicts of law.

7. Counterparts.  This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

[End of Text. Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment effective as of the Effective Time.

ASSIGNOR:

RANGE KENTUCKY HOLDINGS LLC

By its Manager: Range Exploration Partners LLC

By:
Frode Aschim
Its: Manager

ALAMO ENERGY CORP.

By:
Allan Millmaker
Its: Chief Executive Officer

Exhibit D

Assignment and Bill of Sale of Membership Interests

(KYTX Drilling Company, LLC)

THIS ASSIGNMENT AND BILL OF SALE OF MEMBERSHIP INTERESTS (“Assignment”) dated December 23, 2013 and effective as of the Effective Time (as defined below), is made by and between ALAMO ENERGY CORPORATION, a Nevada corporation (“Assignor”) and RANGE KENTUCKY HOLDINGS LLC, a Wyoming limited liability company (“Assignee”).

WHEREAS, Assignor and Assignee, are parties to that Mutual Settlement and Release Agreement dated December 23, 2013 (the “Settlement Agreement”) whereby Assignor has agreed, among other things, to assign to Assignee all of its Membership Interest (the “Interests”) in KYTX Drilling Company, LLC, a Kentucky limited liability company (the “Company”) on the terms and conditions contained therein;

WHEREAS, the Interests are not certificated; and

WHEREAS, Assignor desires to transfer the Interests to Assignee, and Assignee desires to accept such assignment as set forth herein.

NOW THEREFORE, for and in consideration of the covenants and agreements set forth in the Settlement Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be mutually bound, the parties hereby agree as follows:

1. Recitals.  The foregoing recitals are a true and substantive part of this Assignment.

2. Assignment of Interests. Effective as of Effective Time, Assignor assigns and transfers to Assignee, and Assignee accepts and acknowledges receipt of the Interests.

3. Representations and Warranties.  This Assignment and the transfer effectuated hereby are subject to the terms and conditions of the Settlement Agreement, and the Interests are assigned to Assignee AS-IS WHERE-IS without warranty, express or implied, statutory or otherwise, except that Assignor represents and warrants that:

A.	Assignor is the lawful owner of the Interests;
B.	Assignor has good right and authority to assign the Interests to Assignee;
C.	There are no liens or encumbrances on the Interests (except as provided in the Company’s Operating Agreement);
D.	Assignor has not assigned any part of its membership interests in the Company to any person or entity.

4. Effective Time.  The “Effective Time” referenced herein is the same Effective Time defined in the Settlement Agreement.

5. Resignation as Member and Manager of the Company and Release.  At the Effective Time, Assignor shall cease to be a member of the Company, and at that time it will automatically be deemed to have resigned as the Manager of the Company.

6. Governing Law.  This Assignment shall be governed and construed in accordance with the laws of the Commonwealth of Kentucky without giving effect to its principles concerning conflicts of law.

7. Counterparts.  This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

[End of Text. Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment effective as of the Effective Time.

ASSIGNOR:

RANGE KENTUCKY HOLDINGS LLC

By its Manager: Range Exploration Partners LLC

By:
Frode Aschim
Its: Manager

ALAMO ENERGY CORP.

By:
Allan Millmaker
Its: Chief Executive Officer

Exhibit E

Termination Agreement

(Additional Shares Agreement)

This TERMINATION AGREEMENT (this “Agreement”) is made and entered into as of December 23, 2013 by and between Range Kentucky Holdings LLC, a Wyoming limited liability company (“Range Kentucky”); and Alamo Energy Corp., a Nevada corporation (“Alamo”).

R E C I T A L S

WHEREAS, Range Kentucky and Alamo entered into an Additional Shares Agreement effective April 12, 2011, pursuant to which Alamo granted Range Kentucky the right to acquire additional shares of Alamo’s common stock under certain terms and conditions and upon the occurrence of certain events, all as set forth therein; and

WHEREAS, Range Kentucky entered into a Mutual Settlement and Release Agreement in connection with the Action styled:  Range Kentucky Holdings LLC v. Alamo Energy Corp., Fayette Circuit Court, Civil Action No. 13-CI-5090, Division 4 (the “Settlement Agreement”), pursuant to which the membership interests of each of (i) KYTX Oil and Gas, LLC, a Kentucky limited liability company; (ii) KYTX Pipeline, LLC, a Kentucky limited liability company; and (iii) KYTX Drilling Company, LLC, a Kentucky limited liability company will be transferred to Range Kentucky; and

WHEREAS, the parties hereto agree that as a part of the closing of transactions contemplated by the Settlement Agreement (the “Settlement Closing”), the Additional Shares Agreement should be terminated under the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement and the Settlement Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.
Termination.  The Additional Shares Agreement is hereby terminated as of the Effective Time, and no party thereto shall have any obligations or liabilities thereunder except as set forth in the Settlement Agreement.

2.	Effective Time. The “Effective Time” shall be the date and time set forth in the Settlement Agreement.

3.	Further Assurances. Each party will promptly execute such documents and perform such other actions as may be necessary to accomplish the termination of the Additional Shares Agreement.

4.
Headings; Construction. The headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.  Each party acknowledges that such party has been advised and represented by counsel in the negotiation, execution and delivery of this Agreement and accordingly agrees that if an ambiguity exists with respect to any provision of this Agreement, such provision shall not be construed against any party because such party or its representatives drafted such provision.

5.
Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. No party shall be permitted to assign any rights or delegate any obligations under this Agreement without the other parties’ prior written consent, which will not be unreasonably withheld.

6.
Entire Agreement.  The Agreement sets forth the entire understanding of the parties relating to the subject matter hereof and supersedes all prior agreements and understandings among or between any of the parties relating to the subject matter hereof.

7.
Governing Law.  This Agreement shall be construed in accordance with, and governed in all respects by, the laws of the Commonwealth of Kentucky (without giving effect to principles of conflicts of laws).

8.
Facsimile Signature; Counterparts.  Facsimile or email transmission of any signed original document will be deemed the same as delivery of an original.  This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement.

9.
Severability.  In the event that any provision of this Agreement shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

10.
Waiver.  No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

11.	Amendments. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered by all parties hereto.

[End of Text. Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment effective as of the Effective Time.

ASSIGNOR:

RANGE KENTUCKY HOLDINGS LLC

By its Manager: Range Exploration Partners LLC

By:
Frode Aschim
Its: Manager

ALAMO ENERGY CORP.

By:
Allan Millmaker
Its: Chief Executive Officer

Exhibit F

Termination Agreement

(Development Agreement)

This TERMINATION AGREEMENT (this “Agreement”) is made and entered into as of December 23, 2013 by and between Range Kentucky Holdings LLC, a Wyoming limited liability company (“Range Kentucky”); and Alamo Energy Corp., a Nevada corporation (“Alamo”).

R E C I T A L S

WHEREAS, Range Kentucky and Alamo entered into a Development Agreement effective April 12, 2011, pursuant to which they agreed upon the terms for the development of certain oil and gas properties, as described therein; and

WHEREAS, Range Kentucky entered into a Mutual Settlement and Release Agreement in connection with the Action styled:  Range Kentucky Holdings LLC v. Alamo Energy Corp., Fayette Circuit Court, Civil Action No. 13-CI-5090, Division 4 (the “Settlement Agreement”), pursuant to which the membership interests of each of (i) KYTX Oil and Gas, LLC, a Kentucky limited liability company; (ii) KYTX Pipeline, LLC, a Kentucky limited liability company; and (iii) KYTX Drilling Company, LLC, a Kentucky limited liability company will be transferred to Range Kentucky; and

WHEREAS, the parties hereto agree that as a part of the closing of transactions contemplated by the Settlement Agreement (the “Settlement Closing”), the Development Agreement should be terminated under the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement and the Settlement Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.
Termination.  The Development Agreement is hereby terminated as of the Effective Time, and no party thereto shall have any obligations or liabilities thereunder except as set forth in the Settlement Agreement.

2.	Effective Time. The “Effective Time” shall be the date and time set forth in the Settlement Agreement.

3.	Further Assurances. Each party will promptly execute such documents and perform such other actions as may be necessary to accomplish the termination of the Development Agreement.

4.
Headings; Construction. The headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.  Each party acknowledges that such party has been advised and represented by counsel in the negotiation, execution and delivery of this Agreement and accordingly agrees that if an ambiguity exists with respect to any provision of this Agreement, such provision shall not be construed against any party because such party or its representatives drafted such provision.

5.
Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. No party shall be permitted to assign any rights or delegate any obligations under this Agreement without the other parties’ prior written consent, which will not be unreasonably withheld.

6.
Entire Agreement.  The Agreement sets forth the entire understanding of the parties relating to the subject matter hereof and supersedes all prior agreements and understandings among or between any of the parties relating to the subject matter hereof.

7.
Governing Law.  This Agreement shall be construed in accordance with, and governed in all respects by, the laws of the Commonwealth of Kentucky (without giving effect to principles of conflicts of laws).

8.
Facsimile Signature; Counterparts.  Facsimile or email transmission of any signed original document will be deemed the same as delivery of an original.  This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement.

9.
Severability.  In the event that any provision of this Agreement shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

10.
Waiver.  No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

11.	Amendments. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered by all parties hereto.

[End of Text. Signature Pages Follow.].

IN WITNESS WHEREOF, the parties hereto have executed this Assignment effective as of the Effective Time.

RANGE KENTUCKY HOLDINGS LLC

By its Manager: Range Exploration Partners LLC

By:
Frode Aschim
Its: Manager

ALAMO ENERGY CORP.

By:
Allan Millmaker
Its: Chief Executive Officer

Exhibit G

Agreed Order of Dismissal

COMMONWEALTH OF KENTUCKY
FAYETTE CIRCUIT COURT
CIVIL ACTION NO. 13-CI- 5090
DIVISION 4

RANGE KENTUCKY
HOLDINGS LLC
    PLAINTIFF
v.
ALAMO ENERGY CORP.
    DEFENDANT

AGREED ORDER OF DISMISSAL
The Plaintiff, Range Kentucky Holdings LLC and the Defendant, Alamo Energy Corp. being in agreement, and the Court being otherwise sufficiently advised.
IT IS HEREBY ORDERED that this matter is dismissed, with prejudice, with each party bearing its own attorney’s fees and costs.
This the ____ day of January, 2014.

FAYETTE CIRCUIT COURT
FOURTH DIVISION

HAVE SEEN AND AGREED TO:

Hon. G. Brian Wells
Hon. Daniel Hitchcock
Wyatt, Tarrant & Combs, LLP
250 W. Main Street
Suite 1600
Lexington, Kentucky 40507

Counsel for Range Kentucky Holdings LLC

Hon. Darrell L. Saunders
700 Master Street
P.O. Box 1324
250 W. Main Street
Corbin, Kentucky 40702

Counsel for Alamo Energy Corp.

CLERK’S CERTIFICATE OF DISTRIBUTION

This is to certify that a true and correct copy of the foregoing has been served upon the following, via regular U.S. mail, postage prepaid, on this the ___ day of November, 2013:

Hon. G. Brian Wells Hon. Daniel Hitchcock Wyatt, Tarrant & Combs, LLP 250 W. Main Street Suite 1600 Lexington, Kentucky 40507	Hon. Darrell L. Saunders 700 Master Street P.O. Box 1324 Corbin, Kentucky 40702

                                                                                                                        Clerk of the Fayette County Circuit Court